EXHIBIT 24.1

POWER OF ATTORNEY

(Dan McCranie)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Chairman of the Board of Directors of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2003, and any amendments.

Dated: March 5, 2004

/s/ DAN MCCRANIE

Dan McCranie

POWER OF ATTORNEY

(Richard W. Boyce)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2003, and any amendments.

Dated: March 5, 2004

/s/ RICHARD W. BOYCE

Richard W. Boyce

POWER OF ATTORNEY

(Kevin Burns)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2003, and any amendments.

Dated: March 6, 2004

/s/ KEVIN BURNS

Kevin Burns

POWER OF ATTORNEY

(Justin T. Chang)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2003, and any amendments.

Dated: March 5, 2004

/s/ JUSTIN T. CHANG

Justin T. Chang

POWER OF ATTORNEY

(Donald Colvin)

I hereby appoint Bill George, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Chief Financial Officer and/or Treasurer of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2003, and any amendments.

Dated: March 5, 2004

/s/ DONALD COLVIN

Donald Colvin

POWER OF ATTORNEY

(Curtis J. Crawford)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2003, and any amendments.

Dated: March 5, 2004

/s/ CURTIS J. CRAWFORD

Curtis J. Crawford

POWER OF ATTORNEY

(William A. Franke)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2003, and any amendments.

Dated: March 5, 2004

/s/ WILLIAM A. FRANKE

William A. Franke

POWER OF ATTORNEY

(Jerome N. Gregoire)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2003, and any amendments.

Dated: March 5, 2004

/s/ JEROME N. GREGOIRE

Jerome N. Gregoire

POWER OF ATTORNEY

(Emmanuel Hernandez)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2003, and any amendments.

Dated: March 5, 2004

/s/ EMMANUEL HERNANDEZ

Emmanuel Hernandez

POWER OF ATTORNEY

(Keith D. Jackson)

I hereby appoint Donald Colvin, Bill George and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me on behalf of the registrant, ON Semiconductor Corporation, and/or as a Director and/or Chief Executive Officer of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2003, and any amendments.

Dated: March 5, 2004

/s/ KEITH D. JACKSON

Keith D. Jackson

POWER OF ATTORNEY

(John W. Marren)

I hereby appoint Donald Colvin, Keith D. Jackson and George H. Cave, and each of them, my attorneys-in-fact, each with full power of substitution, to sign for me as a Director of ON Semiconductor Corporation and file with the Securities and Exchange Commission the Corporation’s Form 10-K Annual Report for 2003, and any amendments.

Dated: March 5, 2004

/s/ JOHN W. MARREN

John W. Marren